UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 60th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 13, 2023, Mr. Carl Eschenbach, a director of UiPath, Inc. (the “Company”) informed the Company that he would be stepping down from the Company’s Board of Directors following his appointment as Co-Chief Executive Officer of Workday, Inc. Mr. Eschenbach’s departure will be effective as of March 7, 2023. Mr. Eschenbach is not resigning due to any disagreements with the Company.

On February 10, 2023, Mr. Ted Kummert, Chief Product Development Officer of the Company, informed the Company of his decision to resign effective as of April 14, 2023. Mr. Kummert has agreed to provide the Company with transition support for up to six months after April 14th, on such terms and conditions to be agreed to closer in time to April 14th.

Effective upon Mr. Kummert’s resignation, Mr. Daniel Dines, the Company’s co-founder and Co-Chief Executive Officer, will lead the Company’s Product and Engineering teams. Mr. Dines has served as Co-Chief Executive Officer since May 2022 and Chief Executive Officer since the Company’s founding in 2015. He has also served as Chairman of the Company’s Board of Directors since 2015. Mr. Dines was a software development engineer at Microsoft Corporation and holds an M.S. from the University of Bucharest.

There is no arrangement or understanding between Mr. Dines and any other persons pursuant to which Mr. Dines was appointed as our lead of Product and Engineering. There are no family relationships between Mr. Dines and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than as previously disclosed in the Company’s filings with the Securities and Exchange Commission.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date:	February 16, 2023